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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   October 11, 1996

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                            ATRIA COMMUNITIES, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                       0-21159                 61-1303738
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
incorporation or organization)                              Identification No.)


                             515 West Market Street
                              Louisville, Kentucky
                    (Address of principal executive offices)
                                     40202
                                   (Zip Code)

      Registrant's telephone number, including area code:  (502) 596-7540

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ITEM 5.  OTHER EVENTS.

     The Company is filing certain "Cautionary Statements" for the purpose of establishing a readily available document which may be referenced pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such Cautionary Statements are attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit 99.1 - Cautionary Statements

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ATRIA COMMUNITIES, INC.



                                          By:  /s/ J. Timothy Wesley
                                               --------------------------------
                                               J. Timothy Wesley
                                               Chief Financial Officer,
                                               Vice President of Development and
                                               Secretary

Dated:  October 11, 1996

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                                 EXHIBIT INDEX


Exhibit 99.1  Cautionary Statements

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